UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018 (September 24, 2018)

CĪON Investment Corporation
 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition.

The board of directors (the "Board") of CĪON Investment Corporation ("CĪON") has delegated to CĪON's executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.
On September 26, 2018, CĪON's co-chief executive officers declared regular weekly cash distributions of $0.014067 per share for October 2018 through December 2018.  Each distribution will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
October 2, 2018	October 31, 2018	$0.014067
October 9, 2018	October 31, 2018	$0.014067
October 16, 2018	October 31, 2018	$0.014067
October 23, 2018	October 31, 2018	$0.014067
October 30, 2018	October 31, 2018	$0.014067
November 6, 2018	November 28, 2018	$0.014067
November 13, 2018	November 28, 2018	$0.014067
November 20, 2018	November 28, 2018	$0.014067
November 27, 2018	November 28, 2018	$0.014067
December 4, 2018	December 26, 2018	$0.014067
December 11, 2018	December 26, 2018	$0.014067
December 18, 2018	December 26, 2018	$0.014067
December 25, 2018	December 26, 2018	$0.014067

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.

    On September 24, 2018, the Securities and Exchange Commission declared effective CĪON's post-effective amendment to its registration statement on Form N-2 in connection with CĪON's continuous follow-on offering. As a result, CĪON resumed the sale of shares of its common stock on September 25, 2018.

On September 26, 2018, CĪON determined that the estimated net asset value of CĪON's common stock as of September 26, 2018 was $9.06 per share.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated September 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	September 27, 2018	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated September 27, 2018.